BLACKROCK FUNDSSM

BlackRock Multifactor USA Index Fund

BlackRock Multifactor International Index Fund

BlackRock Min Vol USA Index Fund

BlackRock Min Vol EAFE Index Fund

(each, a “Fund” and collectively, the “Funds”)

Supplement dated June 12, 2017 to the Prospectus of the Funds, dated November 28, 2016

Effective immediately, the following changes are made to the Funds’ Prospectus:

The section entitled “Investment Manager” in each Fund’s “Fund Overview” is deleted in its entirety and replaced with the following:

The Fund’s investment manager is BlackRock Advisors, LLC (previously defined as “BlackRock”). The Fund’s sub-adviser is BlackRock Fund Advisors (the “Sub-Adviser”). Where applicable, “BlackRock” refers also to the Sub-Adviser.

The section entitled “Management of the Funds — BlackRock” is revised as follows:

The second paragraph is amended to add the following:

BlackRock Fund Advisors (“BFA”), the sub-adviser to the Funds and an affiliate of BlackRock, is a registered investment adviser organized in 1984.

The section is amended to add the following:

BlackRock has entered into a sub-advisory agreement with BFA, with respect to each Fund, under which BlackRock pays BFA for services it provides a fee equal to a percentage of the management fee paid to BlackRock under the Management Agreement. BFA is responsible for the day-to-day management of each Fund’s portfolio.

The section is amended to add the following:

A discussion of the basis for the approval by the Board of the sub-advisory agreement between BlackRock and BFA with respect to each of the Funds will be available in the respective Fund’s annual shareholder report for the period ending July 31, 2017.

The section entitled “For More Information — Funds and Service Providers” is amended to add the following:

SUB-ADVISER

BlackRock Fund Advisors

400 Howard Street

San Francisco, California 94105

Effective immediately, BlackRock Institutional Trust Company, N.A. (“BTC”) is replacing BlackRock Investment Management, LLC (“BIM”) as securities lending agent for the Funds. Accordingly, all references to BIM as securities lending agent in the Funds’ Prospectus are replaced with BTC as the new securities lending agent for the Funds.

Shareholders should retain this Supplement for future reference.

PRO-BETAIND-0617SUP